LEASE AGREEMENT
                                 ---------------

     THIS LEASE AGREEMENT (herein the "Lease") is made this 11th day of September 2000, between Angelo Investment Co., as Lessor, and Bio-Imaging Technologies, Inc., as Lessee. In consideration of the mutual agreements herein contained,

     1. PREMISES. Lessor hereby leases to Lessee and Lessee leases from Lessor that portion of the building (herein the "Building") located at 404 E. 15th St. Vancouver, Clark County, Washington; together with all tenant improvements, if any, (collectively, the "Leased Premises"). Lessee occupies Suite 6.

     2. COMMON AREAS. It is understood that the Leased Premises constitute a portion of a multiple occupancy area. During the term hereof and subject to the covenants, terms and conditions hereof, Lessee and its agents, employees, customers, invitees, and licensees, shall have the non-exclusive right to use, in common with Lessor and the other Lessees of space in the Building (herein "Common Areas"). The Leased Premises contain approximately 836 square feet of floor space which is approximately 5.067% of the Building's total net rentable floor space of approximately 16,500 square feet.

     3. TERM. The term of this Lease shall be for three (3) years, and 0 months, commencing on October 1, 2000 and ending September 30, 2003. The calendar year in which the term of this Lease commences is the "base year".

     4. OPTIONS TO RENEW Lessee shall have the option to renew this Lease for three (3) additional terms of three (3) years each provided written notice to renew is furnished to the Lessors not less than ninety (90) days prior to the expiration of the Lease or any renewal thereunder. Lease rate for any renewal period shall be subject to negotiation with all other terms and conditions remaining the same. If Lessor and Lessee cannot agree within twenty (20) days following the expiration of the term, then each party shall promptly nominate an arbitrator, and the two arbitrators, shall select a third arbitrator, and the decision of any two arbitrators as to the amount or rent to be paid shall be binding upon both Lessors and Lessees.

     5. RENT. Lessee agrees to pay to Lessor as rental for the Leased Premises the sum per month (such amount, as from time to time adjusted pursuant to paragraph 5 hereof, the "base rent") payable on or before the first day of the first full calendar month of the term hereof and on or before the first day of each calendar month thereafter.

                                             MONTHLY
                        TERM                  RENT

                  10/1/00 - 9/30/01        $1045.00

                  10/1/01 - 9/30/02        $1076.00

                  10/1/02 - 9/30/03        $1108.00

     In the event the term of this Lease commences on a day other than the first day of a calendar month, then upon the date of commencement of the term hereof, Lessee shall pay Lessor as rental for the partial month a sum calculated by multiplying the base rent by the number of days of actual occupancy and dividing by 30.

     All rental shall be paid by Lessee to Lessor, in advance, without deduction or offset, in lawful money of the United States of America, Angelo Property Co. L.P, 404 East 15th Street, Vancouver, WA 98663, or such other place as the Lessor may from time to time designate in writing.

     6. TENANT IMPROVEMENT: Lessor to patch holes where needed and paint rear room, replace wall plates where missing or not attached, repair damaged ceiling tiles, clean carpet as required and ceiling vents. Lessee to provide all trade fixtures, cabinets, furniture, telephone and computer installation, and all required building permits shall be furnished to Lessor. Lessee will replace a window in the suite with an opening window Any change orders requested by Lessee after Lease has been signed is Lessee's responsibility.

     7. SECURITY DEPOSIT: Lessee to pay first month's rent of One Thousand Forty-Five Dollars and 00/100 ($1045.00) and a Security Deposit of One Thousand One Hundred Eight Dollars and 00/100 ($1108.00) at execution of this Lease.

     8. DELIVERY OF LEASED PREMISES. If Lessor, for any reason whatsoever, cannot deliver possession of the Leased Premises to Lessee at the commencement of the term of this Lease, this Lease shall not be void or voidable, nor shall Lessor be liable to Lessee for any loss or damage resulting therefrom, but in that event Lessee shall be liable for rental from the date Lessor is prepared to deliver possession calculated in accordance with the provisions of paragraph 4. Lessee agrees to take possession of the Leased Premises when ready for occupancy.

     9. USE OF LEASED PREMISES. The Leased Premises are to be used and occupied only for professional business and for no other purpose or purposes, without Lessor's prior written consent. Lessee shall not use the Leased Premises or permit anything to be done in or about the Leased Premises which will in any way conflict with any law, statute, ordinance or governmental rule or regulation now in force or which may hereafter be enacted or promulgated. Lessee shall at its sole cost and expense promptly comply with all laws, statutes, ordinances and governmental rules, regulations or requirements now in force or which may hereafter be in force affecting the Leased Premises and their cleanliness, safety, occupation and use. Lessee shall not do or permit anything to be done in or about the Leased Premises, or bring or keep anything, including, but not limited to highly combustible materials in the Leased Premises that will in any way increase the existing rate of or affect any fire or other insurance upon the Building or any of its contents, or cause the cancellation of any insurance policy covering said Building or any part or its contents. Lessee shall not do or permit anything to be done in or about the Lease Premises which will in any way obstruct or interfere with the rights of other tenants or occupants of the Building or injure or annoy them or use or allow the Leased Premises to be used for any improper, immoral, unlawful or objectionable purpose, nor shall Lessee cause, maintain, or permit any nuisance in, on or about the Leased Premises.

     10. WASTE. Lessee shall not commit or suffer to be committed any waste in or upon the Leased Premises or the Building.

     11. OTHER ALTERATIONS. Other alterations, additions or improvements may not be made to the Leased Premises without prior written consent of Lessor and any such alterations, additions or improvements to or of said Leased Premises, except movable furniture and trade fixtures, shall at once become a part of the realty and belong to Lessor. In the event Lessor consents to the making of such alterations, additions or improvements, the same shall be made by Lessee at Lessee's sole expense and any contractor or person elected by Lessee to make the same must first be approved of in writing by Lessor.

     12. FIXTURES. Lessee may, upon written consent of Lessor, install trade fixtures, machinery or other trade equipment in conformance with the ordinances Clark County or the State of Washington, and the same may be removed upon the termination of this Lease and conditions of this Lease, and provided that Lessee repairs any damage to the Leased Premises or the Building caused by such removal.

     13. ACCEPTANCE AND SURRENDER OF LEASED PREMISES. By entry hereunder, Lessee acknowledges that it has examined the Leased Premises and accepts the same "as is" being in good, sanitary order, condition and repair and as fit for the use Lessee intends for the Leased Premises. In particular, Lessee hereby acknowledges that there is no noise control in the Building containing the Leased Premises and that the internal security is minimal, since persons other than Lessee will have access to the Building and the division of the Leased Premises from other portions of the Building is by means of materials not resistant to fire, water or other such elements and not secure from entry by persons other than Lessee. Lessee further agrees upon the expiration of the term of this Lease or sooner termination hereof to surrender the Leased Premises in the same condition as received, cleaned, ordinary wear and tear and damage by fire, earthquake, act of God, or the elements alone excepted.

     14. BUILDING UTILITIES. The Lessee shall pay it's pro rata share of all natural gas, sanitary sewer, water, electricity or other utilities or services used upon or furnished to the Buildings in addition to those utilities separately metered to the individual Leased Premises during the term of this Lease thereon determined by multiplying the Building's utility expenses by the percentage set out in paragraph 2 hereof as Lessee's percentage of the total net rentable square feet in the Building. Notwithstanding the foregoing, if Lessee's use of the Leased Premises shall require utilities in excess of that usually supplied for use of the Leased Premises as office or retail area, Lessee shall first procure the consent of Lessor, which consent Lessor may withhold, for such altered use.

     If Lessor consents to Lessee' s proposed use, Lessee must either (1) cause a separate utility meter(s) to be installed for the Leased Premises, so as to measure the amount of utility(ies) consumed thereon, and the cost of any such meter(s) and of installation, maintenance and repair thereof shall be paid for by Lessee and Lessee shall pay promptly all utility(ies) charges assessed on account of such meter(s); or (2) Lessor may charge Lessee, as additional rent, an amount calculated by estimating on a monthly basis Lessee's excess utility(ies) consumption over the average rate of utility(ies) consumption for the Building exclusive of the Leased Premises.

     15. FIRE, EARTHQUAKE AND EXTENDED COVERAGE INSURANCE. Lessor shall keep the main shell and interior improvements of the Building insured, for the full insurable replacement value, in its name, against loss by fire, earthquake, vandalism and malicious mischief and all other causes covered by extended coverage endorsements, including boiler and machinery and building ordinance coverage.

     Lessee shall pay to Lessor, within 30 days after demand by Lessor, which demand shall be accompanied by a copy of any bill for such insurance, that portion of all premiums for the insurance for the Building which is equal to the total of such premiums multiplied by the percentage set out in paragraph 2 hereof as Lessee's percentage of the total net rentable square feet in the Building. In the event that Lessee shall fail to pay its portion of such insurance premiums within thirty (30) days, Lessor may advance such payment for Lessee and Lessee shall, upon demand, repay to Lessor such amount, with interest from the date of advance at the rate of 18% per annum, and failure to repay such an advance shall constitute a default hereunder.

     Lessee shall, at its sole cost and expense, comply with any and all requirements, pertaining to the Leased Premises, of any insurance organization or company, necessary for the maintenance of such insurance, covering the Leased Premises.

     16. INSURANCE ON LESSEE'S POSSESSIONS. Lessee shall maintain in full force and effect on all of its fixtures and equipment in the Leased Premises a policy or policies of fire and extended coverage insurance with standard coverage endorsements to the extent of at least 80% of their insurable value. During the term of this Lease the proceeds from any such policy or policies of insurance shall be used for the repair or replacement of the fixtures and equipment so insured. Lessor shall have no interest in the insurance upon Lessee's equipment and fixtures and will sign all documents necessary or proper in connection with the settlement of any claim or loss by Lessee. Lessor will not carry insurance on Lessee' s possessions during the term of this Lease. Insurance on Lessee's fixtures and equipment shall be Lessee's sole responsibility. Lessee shall furnish Lessor with a certificate of such policy and whenever required shall satisfy Lessor that such policy is in full force and effect within 30 days of the commencement of this Lease.

     17. LIABILITY INSURANCE. Lessee, at its own expense, shall provide and keep in force with companies acceptable to Lessor public liability insurance for the benefit of Lessor and Lessee jointly against liability for bodily injury and property damage (including glass insurance) in the amount of not less than $1,000,000 in respect to injury to or death of one or more than one person in any one occurrence and in the amount of not less than $300,000 per occurrence in respect to damage to property, such limits to be for any greater amounts as may be reasonably indicated by circumstances from time to time existing.

     Lessee shall furnish Lessor with a certificate of such policy within 30 days of the commencement date of this Lease and whenever required shall satisfy Lessor that such policy is in full force and effect. Such policy shall name Lessor as an additional insured and shall be primary and noncontributing with any insurance carried by Lessor. The policy shall further provide that it shall not be canceled or altered without 30 days prior written notice to Lessor.

     18. INDEMNIFICATION OF LESSOR. Lessor shall not be liable to Lessee, and Lessee hereby waives all claims against Lessor, for any injury or damage to any person or property in or about the Leased Premises or the Building by or from any cause whatsoever, including but not limited to water leakage from the roof, walls, windows or other portion of the Leased Premises or the Building, or caused by gas, fire, oil, electricity or any cause whatsoever in, on or about the Leased Premises, the Building or any part hereof, except if such injury or damage is caused in part or whole by the act, neglect, fault or omission of any duty with respect to same by Lessor, its agents, servants, employees or invitees.

     Lessee shall hold Lessor harmless from and defend Lessor against any and all claims or liabilities for any injury or damage to any person or property whatsoever: (1) occurring in, on or about the Leased Premises and (2) occurring in, on or about any facilities, the use of which Lessee may have in conjunction with other tenants of the Building, when such injury or damage was caused in part or in whole by the act, neglect, fault of or omission of any duty with respect to the same by Lessee, its agents, servants, employees or invitees. The obligations of Lessee under this section arising by reason of any occurrence taking place during the term of this Lease shall survive any termination of this Lease.

     19. TAXES AND ASSESSMENTS. Lessee shall be liable for its pro rata share of all taxes, rates, charges and assessments, including interest on account thereof, which may be levied, imposed or assessed upon or against the Leased Premises or the improvements thereon by Clark County or any other governmental or quasi governmental authority or body during the term of this Lease. Lessee's pro rata share shall be that portion of such taxes, rates, charges and assessments for the space occupied and all improvements thereon determined by multiplying such taxes by the percentage shown in paragraph 2 hereof as Lessee's percentage of the total net rentable square feet in the Building. Lessee shall pay within 30 days after demand by Lessor, accompanied by a copy of any tax statement or other evidence of assessment or charge, Lessee's portion of any and all such taxes, rates, charges and assessments. In the event that Lessee shall fail to pay its portion of such taxes, rates, charges and assessments within thirty (30) days, Lessor may advance such payment for Lessee and Lessee shall, upon demand, repay to Lessor such amount, with interest from the date of advance at the rate of 18% per annum, and failure to repay such an advance shall constitute a default hereunder.

     20. PERSONAL PROPERTY TAXES. During the term hereof, Lessee shall pay before delinquency any and all taxes, assessments, license fees, and public charges levied, assessed or imposed and which become payable during the term of the Lease upon Lessee's fixtures, furniture, appliances and personal property installed or located in the Leased Premises. If any such taxes on Lessee's personal property or trade fixtures are levied against Lessor or Lessor's property and if Lessor pays the same, which Lessor shall have the right to do regardless of the validity of such levy, Lessee, upon demand shall repay to Lessor the taxes so levied against Lessor. In the event that Lessee shall fail to pay such taxes, assessments, license fees and public charges within thirty
(30) days, Lessor may advance such payment for Lessee and Lessee shall, upon demand, repay to Lessor such amount, with interest from the date of advance at the rate of 18% per annum, and failure to repay such an advance shall constitute a default hereunder.

     21. UPKEEP OF THE LEASED PREMISES. Lessee shall at Lessee's sole cost and expense keep the Leased Premises and every part thereof in good condition and repair (damage thereto by fire, earthquake, act of God or the elements excepted), and Lessee hereby waives all rights to make repairs at the expense of Lessor as provided by any law, statute or ordinance now or hereafter in effect. Without limiting the foregoing, Lessee's obligation to maintain the Leased Premises shall specifically include maintenance and repair of any plumbing fixtures, lighting fixtures, windows and coverings, doors, casework and any other tenant improvements included within the Leased Premises.

     22. UPKEEP  OF  BUILDINGS.   During  the term  hereof,  Lessor  shall  make
arrangements for the maintenance and upkeep of the exterior walls, roof (including gutters and downspouts), foundation, common entrances and exits, all common plumbing elements and other structural elements (including heating and air conditioning systems) of the Buildings, and the sidewalks and parking area adjacent thereto. The cost of all such maintenance shall be borne by Lessor.

     23. COMMON AREA EXPENSES. During the term hereof, Lessor shall repair, maintain and keep the Common Areas throughout the Building in good order, condition and operation. Lessee shall pay to Lessor, as additional rental, Lessee's pro rata share of such repair, maintenance, upkeep and operating expenses including but not limited to liability, property damage and extended coverage insurance, security costs, lighting, maintenance (i.e. parking lot, directional and monument signs, landscape, etc.), landscape irrigation and electrical utilities, during each calendar year, or portion thereof, during the term of this Lease. Lessee's pro rata share shall be determined by multiplying the total cost of repair, maintenance, upkeep, and operating expenses for the Common Areas by the percentage set out in paragraph 2 as Lessee's percentage of the total net rentable square feet of the Building, except that, Lessee shall be personally responsible for paying the total cost of any damage occasioned by the negligent act of Lessee, its agents, servants, or employees. Lessee agrees to pay its share of all such maintenance charges within thirty (30) days of the giving of notice by Lessor of any amount owed therefore. In the event that Lessee shall fail to pay its portion of such maintenance charges within thirty
(30) days, Lessor may advance such payment for Lessee and Lessee shall, upon demand, repay to Lessor such amount, with interest from the date of advance at the rate of 18% per annum and failure to repay such an advance shall constitute a default hereunder.

     24. SIGNS. The Lessee will not place any signs identifying or advertising the name or nature of Lessee's business, in or on the Leased Premises, the Building, without the prior written consent of Lessor subject to sign codes.

     25. OVERLOADING OF FLOORS. The Lessee will not overload the floors of the Leased Premises in such a way as to cause any undue or serious stress or strain upon the Building or any part thereof, and Lessor shall have the right, at any time, to call upon any competent engineer or architect whom the Lessor may choose, to decide whether or not the floors of the Leased Premises, or any part thereof, are being overloaded so as to cause any undue or serious stress or strain on the Building, or any part thereof. The decision of said engineer or architect shall be final and binding upon the Lessee and in the event that the engineer or architect shall decide that in its opinion the stress or strain is such as to endanger or injure the Building or any part thereof, the Lessee agrees immediately to relieve the stress or strain either by reinforcing the Building or by lightening the load which causes such stress or strain in a manner satisfactory to the Lessor.

     26. ABANDONMENT. Lessee shall not vacate or abandon the Leased Premises at any time during the term, and if Lessee shall abandon, vacate or surrender said premises, or be dispossessed by process of law, or otherwise, any personal property belonging to Lessee and left on the Leased Premises shall be deemed to be abandoned.

     27. LIENS. Lessee shall keep the Leased Premises, the Building, free from any liens arising out of any work performed, materials furnished, utility charges or obligations incurred by Lessee.

     28. ASSIGNMENT AND SUBLETTING. Lessee shall not assign, transfer, mortgage, pledge, hypothecate or encumber this Lease, or any interest therein, and shall not sublet the Leased Premises or any part thereof, or any right or privilege appurtenant thereto, or permit the use of the Leased Premises by any person or persons other than the Lessee without the prior written consent of Lessor which consent shall not be unreasonably withheld. A consent to one assignment, subletting, occupation or use by any other person shall not be deemed to be a consent to any subsequent assignment, subletting, occupation or use by another person. Any attempted assignment or subletting without such consent shall be void, and shall, at the option of the Lessor, constitute a default under this Lease pursuant to the remedies available to Lessor as described in paragraph 30 herein. Consent by Lessor to any assignment or subletting shall not relieve Lessee from its primary liability under the Lease.

     29. INSOLVENCY OF TENANT. Either (a) the appointment of a receiver to take possession of all or substantially all of the assets of Lessee, or (b) a general assignment by Lessee for the benefit of creditors, or (c) any action taken or suffered by Lessee under any insolvency or bankruptcy act, if continued for a period of thirty (30) days, shall constitute a default under this Lease.

     30. EVENTS OF DEFAULT. The following shall constitute "Events of Default" under this Lease:

     Failure of Lessee to make payments of any installment of base rent, as provided in paragraph 4 hereof, within five (5) days of written demand by Lessor;
     Failure of Lessee to pay any other amounts payable by Lessee to Lessor hereunder within any time period specifically provided herein, or, if no time period is provided, within five (5) days of written demand by Lessor:
     Default under paragraph 8 hereof; or
     Breach by Lessee of any other covenant of this Lease which breach is not cured within thirty (30) days after the giving of written notice of such breach by Lessor to Lessee.

     31. REMEDIES ON DEFAULT. Upon the occurrence of any Event of Default, Lessor, besides other rights and remedies it may have, shall have the right of reentry and may remove all persons and property from the Leased Premises pursuant to legal proceedings or pursuant to any notice provided by law, and may store any such property removed in a public warehouse or elsewhere, at the cost of, and for the account of Lessee. Lessor shall not be liable for any damages caused by any dispossession or removal of persons or property from the Leased Premises pursuant to this paragraph 30.

     Further Lessor may either terminate this Lease or may, from time to time, without terminating this Lease, relet the Leased Premises or any part thereof for such term or terms (which may be a term extending beyond the term of this Lease) and at such rental or rentals and upon such other terms and conditions as Lessor in its sole discretion may deem advisable with the right to make alterations and repairs to the Leased Premises.

     Upon such reletting, Lessee shall pay to Lessor, as soon as ascertained, the cost and expenses incurred by Lessor in such reletting and in making such alterations and repairs to the extent necessary to return the Leased Premises to good leasable condition.

     Rentals received by Lessor from such reletting shall be applied: first, to the payment of any indebtedness, other than rent, due hereunder from Lessee to Lessor; second, to the payment of the cost of any alterations or repairs to the Leased Premises necessary to return the Leased Premises to good condition (normal wear and tear excepted) for uses permitted by this Lease; third, to the cost of storing any of Lessee's property left on the Leased Premises at the time of reletting; fourth, to the payment of rent due and unpaid hereunder. The residue, if any, shall be held by Lessor and applied in payment of future rent or damages in the event of termination as the same may become due and payable hereunder and the balance, if any, at the end of the term of this Lease shall be paid to Lessee. Should such rentals received from time to time from such reletting during any month be less than that agreed to be paid during that month by Lessee hereunder, the Lessee shall pay such deficiency to Lessor. Such deficiency shall be calculated and paid monthly.

     No such reentry or taking possession of the Leased Premises by Lessor shall be construed as an election on its part to terminate this Lease unless a written notice of such intention be given to Lessee or unless the termination thereof be decreed by a court of competent jurisdiction. Notwithstanding any such reletting without termination, Lessor may at any time thereafter elect to terminate this Lease for such previous breach. No such termination of this Lease shall relieve Lessee of its liabilities and obligations under this Lease, and such liabilities and obligations shall survive any such termination.

     In the event of any such termination, whether or not the Leased Premises or any part thereof shall have been relet, Lessor may recover from Lessee all damages Lessor may incur by reason of such termination, specifically including the cost of recovering the Leased Premises and (1) all amounts that would have fallen due as rents between the time of termination of this Lease and the time of the judgment, or other award, plus the costs of all reletting and transfers, plus interest on the balance at the rate of 18% per year; (2) the worth at the time of the judgment or other award, of the amount by which the unpaid rents for the balance of the term exceed the amount of such rental loss that Lessee proves could be reasonably avoided; and (3) any other amount necessary to compensate Lessor for all detriment proximately caused by Lessee's failure to perform its obligations under this Lease or which in the ordinary course would be likely to result therefrom.

     32. DAMAGE OR DESTRUCTION. In the event the Building is destroyed or damaged by fire, earthquake or other casualty to such an extent as to render the Leased Premises untenantable in whole or in substantial part, it shall be optional with the Lessor to repair or rebuild the same, and in the meantime the rent shall be bated in the same proportion as the untenantable portion of the Leased Premises bears to the whole thereof. Unless the Lessor, within 30 days after the happening of any such damage or casualty, shall notify the Lessee of its election to restore said premises, this Lease shall thereupon terminate and end.

     In the event the Building shall be damaged or destroyed by any such casualty (even though the Leased Premises shall not be damaged thereby) to such extent that in the opinion of Lessor it shall not be profitable to repair or rebuild, then Lessor may terminate this Lease by notifying Lessee of its election to do so within 30 days of the occurrence of the casualty.

     33. EMINENT DOMAIN. If the whole or any part of the Leased Premises, the Building shall be acquired or condemned by eminent domain for any public or quasi public use or purpose, the term of this Lease shall, at the option of Lessor, cease and terminate from the day of title vesting in such proceeding. In no event shall Lessee have any claim or interest in or to any award of damages for such taking whether or not this Lease be terminated as herein provided except that Lessee shall be entitled to receive any award for moving expenses, tenant improvements installed by Lessee and personal property installed by Lessee and taken in condemnation.

     34. WARRANTY OF QUIET ENJOYMENT. Lessor agrees that as long as Lessee is not in default under the terms of this Lease, Lessee shall at all times during the term of this Lease have the right to the undisturbed possession of the Leased Premises.

     35. FITNESS FOR USE. Lessee and not Lessor is responsible for the fitness of the Leased Premises for the use to which Lessee intends to put them.

     36. ENTRY BY LESSOR. Lessor reserves and shall at any reasonable time have the right to enter the Leased Premises for the purpose of examining the condition thereof, to submit the Leased Premises to prospective purchasers or tenants, to post notices of nonresponsibitity, and to alter, improve or repair the

Leased Premises and any portion of the Building of which the Leased Premises are a part, without abatement of rent and may for that purpose erect scaffolding and other necessary structures where reasonably required by the character of the work to be performed, always providing the entrance to the Leased Premises shall not be blocked thereby, and further providing that the business of Lessee shall not be interfered with unreasonably. Such entry to the Leased Premises obtained by the Lessor shall not under any circumstances be construed or deemed to be a forcible or unlawful entry into, or a detainer of, the Leased Premises, or an eviction of Lessee from the Leased Premises or any portion thereof. Without limiting the foregoing, during the period of 90 days prior to the termination of said Lease, Lessor may post on the Leased Premises or in the windows thereof signs of moderate size notifying the public that the premises are "For Rent" or "For Lease."

     37. SUBORDINATION. Lessor shall have the absolute right to sell, transfer, assign and encumber its interest in this Lease and its estate in the Leased Premises, the Building, or any part thereof, and to delegate all or any portion of its obligations hereunder, from time to time as it sees fit, without obtaining any approval from Lessee.

     This Lease shall be subject and subordinate to any encumbrance and to any extensions or renewals thereof which are now, or may hereafter be placed by Lessor, upon the whole or any part of the Building and which includes the Leased Premises. From time to time the Lessee shall execute and deliver any instrument (including but not limited to subordination, attornment, estoppel, etc.) which may be reasonably required by the Lessor in confirmation of such subordination promptly upon the Lessor's request, and without expense to the Lessor; and if the Lessee shall fail at any time to execute and deliver any such subordination, the Lessor, in addition to any other remedy available to it in consequence thereof, may execute and deliver any such instrument as the attorney- in-fact of the Lessee, and the Lessee hereby appoints the Lessor as attorney-in-fact for such purpose; provided, however, that any such subordination instrument shall provide that so long as the Lessee is not in default in the payment of rent or in the performance of any of the covenants, terms and conditions of the Lease, Lessee's possession of the Leased Premises and the Lessee's rights and privileges under the Lease or any renewal thereof shall not be diminished or interfered with by the secured party under such encumbrance.

     38. SALE BY LESSOR. In the event of a sale or a conveyance by Lessor of the Building containing the Leased Premises, the same shall operate to release

Lessor from any future liability upon any of the covenants or conditions, express or implied, herein contained in favor of Lessee, and in such event Lessee agrees to look solely to the responsibility of the successor in interest of Lessor in and to this Lease. Lessee agrees to attorn to the purchaser or assignee, and Lessee further agrees to execute estoppel certificates, a letter of attornment or other documents as required by Lessor in connection with such sale, provided, however, that so long as the Lessee is not in default in the payment of rent or in the performance of any of the covenants, terms and conditions of the Lease, Lessee's possession of the Leased Premises and the Lessee's rights and privileges under the Lease or any renewal thereof shall not be diminished or interfered with by the successor in interest of Lessor in and to this Lease.

     39. FORECLOSURE. In the event that Lessor assigns or encumbers its interest or estate for security purposes and such assignment or encumbrance is "foreclosed" for any reason and Lessor's interest or estate is sold as upon execution in the manner provided by law or Lessor's interest or estate is sold at public or private sale by the secured party, Lessee shall be bound to the purchaser at such sale under all of the covenants, terms and conditions of this Lease for the balance of such term hereof remaining with the same force and effect as if such purchaser was the Lessor under the Lease and Lessee hereby attorns to such purchaser as its landlord, such attornment to be effective and selfoperative without the execution of any further instrument on the part of either of the parties hereto immediately upon such purchaser succeeding to the interest or estate of Lessor. If during the pendency of foreclosure proceedings or otherwise, there is appointed by the court a receiver for the property of which the Leased Premises are a part, Lessee hereby attorns to the receiver as its landlord during the pendency of such foreclosure proceeding, such attornment to be effective and selfoperative without the execution of any further instrument on the part of either of the parties hereto immediately upon the appointment of the receiver and its qualification as such.

     40. HOLDING OVER. If (without execution of a new lease or written extension) Lessee shall hold over after the expiration of the term of this Lease, Lessee shall be deemed to be occupying the Leased Premises as a tenant from month to month, which tenancy may be terminated as provided by law. During such tenancy Lessee agrees to pay Lessor one hundred fifty (150%) percent of the then prevailing rental paid by Lessee at the expiration of the term of this Lease pursuant to all the provisions of paragraphs 5 and 6 hereof, unless a different rate is agreed upon in writing by both parties, and to be bound by all of the terms, covenants and conditions as herein specified, so far as applicable.

     41. NONMERGER. The voluntary or other surrender of this Lease by Lessee, or a mutual cancellation thereof, shall not work a merger, and shall, at the option of the Lessor, terminate all or any existing subleases or subtenancies, or may, at the option of Lessor, operate as an assignment to it of any or all such subleases or subtenancies.

     42. ATTORNEYS FEES. In the event of any action or proceeding brought by either party against the other under this Lease, the prevailing party shall be entitled to recover for the fees of its attorneys in such action or proceeding such amount as the court may adjudge reasonable as attorneys fees. Should Lessor be named as a defendant in any suit brought against Lessee in connection with or arising out of Lessee's occupancy hereunder, Lessee shall pay to Lessor Lessor's costs and expenses incurred in such suit, including reasonable attorneys fees.

     43. WAIVER. The waiver by Lessor of any term, covenant, or condition herein contained shall not be deemed to be a waiver of such term, covenant or condition or any subsequent breach of the same or any other term, covenant or condition herein contained. The subsequent acceptance of rent hereunder by Lessor shall not be deemed to be a waiver of any preceding breach by Lessee of any term, covenant or condition of this Lease, other than the failure by Lessee to pay the particular rental so accepted, regardless of Lessor's knowledge of such preceding breach at the time of the acceptance of such rent.

     44. NOTICES. All notices and demands which may or are required to be given by either party to the other hereunder shall be in writing and shall be deemed given when deposited in the U.S. mails, certified mail or return receipt requested, postage prepaid and addressed to the parties as follows:

To Lessee:  Bio-Imaging Technologies, Inc.
            404 E. 15th St., Suite 6
            Vancouver, WA 98663

To Lessor:  Angelo Property Co., L.P.
            c/o Property Manager
            404 E. 15th St.
            Vancouver, WA 98663
or at such other address or attention such other person as either party may from time to time designate to the other by written notice in the manner provided above.

     45. TIME IS OF THE ESSENCE Time is of the Essence in this Lease and all of its provisions.

     46. DEFINED TERMS AND MARGINAL HEADINGS. The words "Lessor" and "Lessee" as used herein shall include the plural as well as the singular. Words used in the masculine gender include the feminine and the neuter. If there is more than one Lessee the obligations hereunder imposed upon Lessee shall be joint and several. The marginal headings and titles to the paragraphs of this Lease are not a part of this Lease and shall have no effect upon the construction or interpretation of any part hereof.

     47. SUCCESSORS AND ASSIGNS. All of the covenants, agreements, terms and conditions contained in this Lease shall apply to and be binding upon Lessee and Lessor and their respective heirs, executors, administrators, successors and assigns, subject to the provisions of this Lease as to assignments.

     48. ALTERNATIVE TAXES. If during the term of this Lease there is enacted in the State of Washington a real property tax limitation and concurrently therewith, or subsequent thereto, a substitute tax is imposed, which is substantially equivalent to a real property tax or directly related to or measured by ownership or possession of real property, which is intended to provide tax revenue that would otherwise have been provided by the real property taxes, then Lessee shall be obligated to pay a portion of such "substitute" tax as provided in paragraph 18 for taxes and assessments.

     49. WAIVER OF SUBROGATION RIGHTS. Neither Lessor nor Lessee shall be liable to the other for loss arising out of damage to or destruction of the Leased Premises, or the Building or improvements of which the Leased Premises are a part or with which they are connected, or the contents of any thereof, when such loss is caused by any of the perils which are or could be included within or insured against by a standard form of fire insurance with extended coverage, including sprinkler leakage insurance, if any. All such claims for any and all loss, however caused, hereby are waived. The absence of liability shall exist whether or not the damage or destruction is caused by the negligence of either Lessor or Lessee or by any of their respective agents, servants or employees. It is the intention and agreement of the Lessor and the Lessee that the rentals reserved by this Lease have been fixed in contemplation that each party shall fully provide its own insurance protection at its own expense, and that each party shall look to its respective insurance carriers for reimbursement of any such loss, and further, that the insurance carriers involved shall not be entitled to subrogation under any circumstances against any party to this Lease. Neither the Lessor nor the Lessee shall have any interest or claim in the other's insurance policy or policies, or the proceeds thereof, unless specifically covered therein as joint assured.

     50. PARKING. Lessee agrees not to overburden the parking areas and to cooperate with Landlord and the other tenants in the use of the parking areas. Landlord reserves the right to determine whether the parking areas are overburdened and, if so, to allocate parking spaces between Lessee and other tenants of the Building.

     51. REGULATIONS. Landlord shall have the right to make and enforce rules and regulations consistent with this Lease for the purposes of regulating access, parking, use of the common areas and promoting safety, order, cleanliness and good service to the Building. Lessee will promptly comply with all such rules and regulations.

     52. INTEREST AND LATE CHARGES. Rent not paid within ten (10) days of when due shall bear interest from the date due until paid at the rate of 18% per annum. Lessor may at its option impose a late charge of $.04 for each $1.00 of rent payments made more than ten (10) days late in addition to interest and other remedies available for default.

     53. PRIOR AGREEMENTS. This Lease is the entire, final, and complete Agreement of the parties pertaining to the lease of the Leased Premises and supersedes and replaces all written and oral agreements heretofore made or existing by and between the parties or their representatives insofar as the Leased Premises is concerned. This Agreement supersedes any and all prior offers by and between Lessor and Lessee.

LESSEE:
-------

Bio-Imaging Technologies, Inc.


By: /s/ Mark L. Weinstein
   ------------------------------------
Title: President and CEO

EXECUTED this 08 day of SEPTEMBER, 2000.

LESSOR:
-------

Angelo Investment Co.


By: /s/ Craig Angelo
   ------------------------------------
Title: PTR

EXECUTED this 11TH day of SEPT, 2000.